TRANSCRIPT – HIT Video (as of December 31, 2025)

Text: Boston, MA

Katie Cohen, Executive Director, North Shore Central Labor Council:

The pattern we currently see, developers come to this area, they hire contractors, who are not from Boston, and they're not even from Massachusetts.

Lou Antonellis, Business Manager | IBEW, Local 103:

Responsible development in the community means that developers want to partner with us in the community and not just profit from us.

Ms. Cohen:

They bring in workers from out-of-state which means those dollars are going out-of-state, they're leaving our community.

Boston Neighborhood Map

Text:

$876.5Million Invested or Allocated

But with HIT, we know that the dollars are staying in the community and that local people are benefiting from this money coming into our community.

$4.9 Billion Total Economic Impact

Mr. Antonellis:

It's really an investment in our future. You know, we get out of the city what give into the city.

Text: 5,097 housing units created or preserved

Frank Callahan, President, Massachusetts Building Trades Council:

Boston is a city of neighborhoods. Each neighborhood has its own unique aspects, but every single one of them is experiencing a housing crunch.

JoAnn Barbour, Executive Director, Charlesview, Inc.:

The number of phone calls I get from people who are saying, "I need a place to live. I need a place that I can afford."

Chrystal Kornegay, CEO, MassHousing:

And so the partnership here with HIT, uh, having a partner who understands that, believes that, starts with mission first, is very important and helps us confront those housing challenges.

Text: 95 Saint

Mr. Callahan:

The project behind me is affordable housing, workforce housing, so people can afford to live in the city and not just work here.

Text: Old Colony

Darcy Jameson, VP, Beacon Communities Development:

Old Colony was originally built in the 1940s for returning servicemen.

Text: Horizons for Homeless Children

Kate Barrand, President & CEO, Horizons for Homeless Children:

Right now, you're sitting in the middle of The Edgerley Family Horizons Center.

Text: New Charlesview

Bart Mitchell, President & CEO, Community Builders:

We are at the new Charlesview. There was almost a decade of planning.

Text: The Carruth Apartments

Mr. Antonellis:

We can take a sigh of relief knowing that HIT's projects are 100% union.

Mr. Callahan:

They earn good union wages and benefits in the city of Boston.

Text: 95 Saint Alphonsus Street Apartments

UNION BUILT PROJECT IS PROUDLY FINANCED BY THE AFL-CIO HOUSING INVESTMENT TRUST COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE AFLCIO-HIT.COM

Mr. Mitchell:

There's a lot of financing pieces, so we need partners that really understand what's happening from construction point of view and can partner with the other financing partners.

Ms. Bennett, former CEO, Boston Housing Authority:

Having partners that are willing to kind of risk this type of development is critical.

Text: Cote Village

UNION BUILT PROJECT IS PROUDLY FINANCED BY THE AFL-CIO HOUSING INVESTMENT TRUST COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE AFLCIO-HIT.COM

Mr. Mitchell:

The Housing Investment Trust was great at that, working with the state housing finance agency, with our investors, and with the whole development team.

Chang Suh, CEO, AFL-CIO HIT:

We're here to commit our resources and that's not just capital, it- it's our know-how, it's our experience, it's our relationships, and it's our history of working with experts.

JoEllen Racicot, Site Safety Engineer, Dimeo:

We've been able to really support getting local Boston residents in the project, so that was really exciting for us to get people that potentially could live in it or have family members be living in these homes, actually working on these buildings.

Liz Shuler, President, AFL-CIO; HIT Trustee:

Projects like this really are building a brighter future for the community and the next generation.

Kelsie Norman, Allied Painters, District 35:

It was one of the only careers that paid me what I felt like was worth and set up a foundation for my family.

Text :Old Colony Worker Appreciation Lunch

Brian Doherty, Executive Secretary-Treasurer, Greater Boston Labor Council, General Agent, Greater Boston Building Trades Unions:

AFL-CIO Housing Investment Trust works nationwide to repurpose our pension plans to make sure that building safe, strong housing in every city that needs it, so we can't do it without partnerships like that.

Jimmy Vaughan Business Manager | Plumbers & Gasfitters, Local 12:

What HIT is doing, is- is a win-win for everybody involved.

Ms. Bennett:

We, you know, certainly welcome their investment, but we welcome as much the fact that they're investing in projects that have a greater purpose.

Mr. Suh:

We've invested in every single neighborhood in the city of Boston. We're not going anywhere.

Graphic: Boston Neighborhood Map

Mr. Antonellis:

I sleep at night a little bit better knowing that my members are working on HIT projects and it certainly carries over to the next day, to see my members fulfilling the American dream.

Text:

HIT’s Boston Impact:

44 Projects

20 Neighborhoods

$876.5 Million Invested or Allocated

18.0 Million Hours of Union Construction Work

5,097 Units of Housing (90% Affordable)

$4.9 Billion Total Economic Impacts

HIT’s National Impact:

630 Projects

$11.6 Billion Invested or Allocated

215.5 Million Hours of Union Construction Work

247,007 Jobs Across Communities

131,617 Units of Housing (67% Affordable)

$51.0 Billion Total Economic Impacts

AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.  Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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